Exhibit 10.5

Austerlitz Acquisition Corporation I

1701 Village Center Circle

Las Vegas, NV 89134

, 2021

Cannae Holdings, Inc.

1701 Village Center Circle

Las Vegas, NV 89134

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Austerlitz Acquisition Corporation I (the “Company”) and continuing until the earlier of (i) the completion by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Cannae Holdings, Inc. (“Cannae Holdings”) or an affiliate thereof shall take steps, directly or indirectly, to make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 1701 Village Center Circle, Las Vegas, NV 89134 (or any successor location). In exchange therefore, the Company shall pay Cannae Holdings a sum of $5,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Cannae Holdings hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

AUSTERLITZ ACQUISITION CORPORATION I

By:
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary

AGREED TO AND ACCEPTED BY:

CANNAE HOLDINGS, INC.

By:
	Name:	Michael L. Gravelle
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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